UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 26, 1997
                                                --------------------------------

                            WASHINGTON GAS LIGHT COMPANY
            (Exact name of registrant as specified in its charter)

District of Columbia and Virginia         1-1483           53-0162882
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission          (IRS Employer
      of incorporation)                File Number)       Identification No.)

1100 H Street, N. W., Washington, D. C.                              20080
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code          (703) 750-4440
                                                   -----------------------------

                                      NONE
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5.     Other Events

            Washington Gas Light Company Chairman and CEO Patrick J. Maher has announced that the Board of Directors has elected James H. DeGraffenreidt, Jr. as president and chief executive officer, and Joseph M. Schepis as executive vice president and chief operating officer, effective January 1, 1998. The changes were approved by the Washington Gas Light Company Board of Directors at its November 26, 1997 meeting. Mr. Maher will continue to serve as chairman of the Board of Directors.

            James DeGraffenreidt, 44, currently serves as president and chief operating officer with responsibility for all of the company's operations in the District of Columbia, Maryland, Virginia and West Virginia. He also sits on the Board of Directors of Washington Gas Light Company. Before election to his current position, he was senior vice president responsible for rates and regulatory affairs and the company's operating divisions. Mr. DeGraffenreidt joined Washington Gas Light Company in 1986, serving as managing attorney, senior managing attorney, then vice president, responsible for coordinating all rate cases and other regulatory matters before the commissions which regulate the company's service territories.

            Before joining Washington Gas Light Company, Mr. DeGraffenreidt specialized in the areas of public utilities, telecommunications and public finance as a partner in a Washington, D.C. law firm. After serving as an associate in a law firm that specialized in telecommunications, Mr. DeGraffenreidt became Assistant People's Counsel in the Maryland Office of People's Counsel, representing residential consumer interests in matters before federal and state regulatory agencies and courts.

            Mr. DeGraffenreidt earned his Juris Doctor and Master of Business Administration degrees from Columbia University and his Bachelor of Arts degree from Yale College. He serves as a member of the boards of directors of Harbor Bank of Maryland, Medlantic Health Care Group, Southern Gas Association and The Washington Performing Arts Society. Mr. DeGraffenreidt is affiliated with numerous professional and civic organizations, including the National Bar Association, the Washington Bar Association, the Maryland Science Center, the Federal City Council, Volunteer Emergency Families for Children and the District of Columbia Chamber of Commerce, which recently named him Leader of the Year. He is married and has four children.

            Joseph Schepis, 44, currently serves as senior vice president responsible for the company's gas supply portfolio, energy service sales, customer service and regulatory activities. Prior to being elected to his current position, Mr. Schepis was vice president of rates and regulatory affairs and chief financial officer. He joined Washington Gas Light Company in 1978 and has held various positions, including corporate treasurer.

            Mr. Schepis holds a Bachelor of Arts degree in Economics from Georgetown University and a Master of Business Administration degree from The George Washington University. A member of the Association for Investment Management and Research, Mr. Schepis is a Chartered Financial Analyst and taught in the CFA certification program for ten years. He serves as treasurer of the board of trustees of The Lab School of Washington. Mr. Schepis is married and has three children.

                                    SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  WASHINGTON GAS LIGHT COMPANY
                                                         (Registrant)



Date       December 9, 1997                     By  /s/ Robert E. Tuoriniemi
     ------------------------                     --------------------------
                                                        Robert E. Tuoriniemi
                                                             Controller